UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  AMENDMENT TO
                                    FORM 8-K
                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                           BLACKHAWK BANCORP, INC.
                           -----------------------
             (Exact name of registrant as specified in its charter)

     Wisconsin                         0-18599                39-1659424
----------------------------  ------------------------  ------------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID Number) of incorporation)

          400 Broad Street, Beloit, WI                      53511
          ----------------------------                      -----
          (Address of principal executive offices)        (Zip Code)

      Registrant's telephone number, including area code:  (608) 364-8911
                                                           --------------

               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                   FORM 8-K/A

                          AMENDMENT NO. 1 TO FORM 8-K

The undersigned registrant hereby amends the following items of the Current Report on form 8-K dated September 30, 2003, (the "8-K") as set forth below and in the pages attached hereto:

Item 7.  Financial Statements and Exhibits.

Subsections (a) and (b) of Item 7 of the 8-K are amended and restated in their entirety to read as follows. The following financial statements, pro forma financial information and exhibits are filed as part of this report:

     (a)  Financial Statements of Businesses Acquired.

          Attached hereto as Exhibit 99(b) are the following financial statements of DunC Corp.:

         Exhibit No.                  Description


           99(b)1 Consolidated Balance Sheets of DunC Corp. as of December 31, 2002 and 2001.

           99(b)2             Consolidated Statements of Income of
                              DunC Corp. for the years ended December 31, 2002 and 2001.

           99(b)3 Consolidated Statements of Changes in Stockholders' Equity of DunC Corp. for the years ended December 31, 2002 and 2001.

           99(b)4 Consolidated Statements of Cash Flows of DunC Corp. for the years ended December 31, 2002 and 2001.

           99(b)5             Unaudited Consolidated Statements of
                              Financial Condition of DunC Corp. as of June
                              30, 2003 and 2002 and as of December 31, 2002.


           99(b)6 Unaudited Consolidated Statements of Income of DunC Corp. for the six months ended June 30, 2003 and 2002.

           99(b)7 Unaudited Consolidated Statements of Cash Flows of DunC for the six months ended June 30, 2003 and 2002.

     (b)  Pro Forma Financial Information.

          Attached hereto as Exhibit 99(c) is the following pro forma financial information for Applicant with respect to the Merger described in Item 2 of the 8-K.

           99(c)1 Unaudited Pro Forma Condensed Combined Statements of Financial Condition of
                              The Corporation and DunC as of June 30, 2003.

           99(c)2 Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2003 and for the year ended December 31, 2002 of The Corporation and DunC

     (c)  Exhibits Index.

     The following exhibits are filed as part of this report:

(c)  Exhibits.

      Exhibit No.                  Description

     #<F1>   2.1              Agreement and Plan of Merger by and Among
                              Blackhawk Bancorp, Inc. DunC Merger
                              Corporation and DunC Corp. dated as of
                              March 17, 2003

     $<F2>    4               Credit Agreement with US Bank National Association
                              dated September 26, 2003

     $<F2>   99(a)            Joint Press Release issued by Blackhawk Bancorp,
                              Inc and DunC Corp. relating to consummation of the Merger.

     *<F3>   99(b)1           Consolidated Balance Sheets of DunC Corp. as
                              of December 31, 2002 and 2001.

     *<F3>   99(b)2           Consolidated Statements of Income of
                              DunC Corp. for the years ended December 31, 2002 and 2001.

     *<F3>   99(b)3           Consolidated Statements of Changes in
                              Stockholders' Equity of DunC Corp. for the years ended December 31, 2002 and 2001.

     *<F3>   99(b)4           Consolidated Statements of Cash Flows of
                              DunC Corp. for the years ended December 31, 2002 and 2001.

     *<F3>   99(b)5           Unaudited Consolidated Statements of
                              Financial Condition of DunC Corp. as of June
                              30, 2003 and 2002 and as of December 31, 2002.

     *<F3>   99(b)6           Unaudited Consolidated Statements of Income
                              of DunC Corp. for the six months ended June
                              30, 2003 and 2002.

     *<F3>   99(b)7           Unaudited Consolidated Statements of Cash
                              Flows of DunC for the six months ended
                              June 30, 2003 and 2002.

     *<F3>   99(c)1           Unaudited Pro Forma Condensed Combined
                              Statements of Financial Condition of
                              The Corporation and DunC as of June 30, 2003.

     *<F3>   99(c)2           Unaudited Pro Forma Condensed Combined
                              Statements of Income for the six months
                              ended June 30, 2003 and for the year ended
                              December 31, 2002 of The Corporation and DunC.


     #<F1> Incorporated by reference to Blackhawk Bancorp, Inc. Quarterly Report on Form 10-QSB (File No. 000-18599) for the Three Months Ended March 31, 2003 filed on May 14, 2003

     $<F2>    Previously filed with 8-K

     *<F3>    Enclosed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BLACKHAWK BANCORP, INC.

                                   /s/ Todd J. James

                                   Todd J. James,
                                   Executive Vice President and
                                   Chief Financial Officer

November 7, 2003